Fees Summary	Oct. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 250,000,007.79
Previously Paid Amount	0.00
Total Fee Amount	34,525.00
Total Offset Amount	0.00
Net Fee	$ 34,525.00
Final Prospectus	false